EX-10.1

Binding Term Sheet Agreement

Creditor name: Avacara PTE Ltd.

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Description of debt document, Creditor’s accounts receivable or other liability:

Creditor’s accounts receivable for affiliate loan.

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Liability amount to be extinguished:

Total Liability Exchange Amount: US$938,000.

The Creditor named above agrees to extinguish all of the debt and/or liabilities associated with the above description in exchange for one of the following (check one):

X . A subscription agreement from Roadzen Inc. committing Roadzen Inc. to issue a number of its ordinary shares, ticker symbol RDZN, equal to the Total Liability Exchange Amount set forth above divided by the price per share of RDZN equal to the greater of $2.80 and the 30 trading-day trailing Volume-Weighted Average Price (“VWAP”) as reported by Bloomberg at the close of trading on the 33rd trading day after the day that Roadzen Inc. files with the Securities and Exchange Commission, its Form 10-Q for the first quarter of its fiscal 2025 (which 33rd day (referred to as the “Issuance Date”) is estimated to be on or about September 16, 2024). The subscription agreement will include piggy-back registration rights with demand registration rights creating an obligation by Roadzen Inc. to register the shares to be issued, with Roadzen Inc. to use its best efforts to complete the demand registration within 90 days after the issuance of the shares if no piggy-back registration has occurred. As of the Issuance Date the shares, at the option of the Creditor, may be transferable to the Creditor’s brokerage account. While the shares will be registered and freely tradeable after the aforesaid registration statement becomes effective, the recipient will enter into a side letter thereby agreeing not to sell any of the shares except that, if a registration statement is effective pursuant to the process set forth above, 30% of the issued shares will be salable as of the 91st day after the Issuance Date, another 30% will be salable on the 181st day after the Issuance Date and the remainder will be salable as of one day after the nine (9) month anniversary of the Issuance Date.

Or:

____ . A promissory note from Roadzen Inc. with a face amount equal to the Total Liability Exchange Amount set forth above. The note will accrue simple interest, starting on the issuance date, at the rate of 8% simple interest per annum with all principal and accrued but unpaid interest due in a balloon payment on the two-year anniversary after the execution of the note. Roadzen Inc. shall have the option of paying all interest in cash or PIK. The note can be prepaid at any time without penalty.

The parties intend for this to be a legally binding agreement and each party shall execute all documents required to effectuate the transactions contemplated herein.

Roadzen Inc. Creditor Name: Avacara PTE Ltd.

By: /s/ Jean-Noel Gallardo By: /s/ Rohan Malhotra

Name: Jean-Noel Gallardo Name: Rohan Malhotra

Title: CFO Title: Managing Partner

Date: July 18, 2024 Date: July 18, 2024

Binding Term Sheet Agreement

Creditor name: Marco Polo Securities, Inc. and Pi Capital International LLC

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Description of debt document, Creditor’s accounts receivable or other liability:

Creditor’s accounts receivable for M&A advisory fee.

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Liability amount to be extinguished:

Total Liability Exchange Amount: US$2,500,000.00.

The Creditor named above agrees to extinguish all of the debt and/or liabilities associated with the above description in exchange for one of the following (check one):

X . A subscription agreement from Roadzen Inc. committing Roadzen Inc. to issue a number of its ordinary shares, ticker symbol RDZN, equal to the Total Liability Exchange Amount set forth above divided by the price per share of RDZN equal to the greater of$2.80 and the 30 trading-day trailing Volume-Weighted Average Price (“VWAP”) as reported by Bloomberg at the close of trading on the 33rd trading day after the day that Roadzen Inc. files with the Securities and Exchange Commission, its Form 10-Q for the first quarter of its fiscal 2025 (which 33rd day (referred to as the “Issuance Date”) is estimated to be on or about September 16, 2024). The subscription agreement will include piggy-back registration rights with demand registration rights creating an obligation by Roadzen Inc. to register the shares to be issued, with Roadzen Inc. to use its best efforts to complete the demand registration within 90 days after the issuance of the shares if no piggy-back registration has occurred. As of the Issuance Date the shares, at the option of the Creditor, may be transferable to the Creditor’s brokerage account. While the shares will be registered and freely tradeable after the aforesaid registration statement becomes effective, the recipient will enter into a side letter thereby agreeing not to sell any of the shares except that, if a registration statement is effective pursuant to the process set forth above, 30% of the issued shares will be salable as of the 91st day after the Issuance Date, another 30% will be salable on the 181st day after the Issuance Date and the remainder will be salable as of one day after the nine (9) month anniversary of the Issuance Date.

Or:

____ . A promissory note from Roadzen Inc. with a face amount equal to the Total Liability Exchange Amount set forth above. The note will accrue simple interest, starting on the issuance date, at the rate of 8% simple interest per annum with all principal and accrued but unpaid interest due in a balloon payment on the two-year anniversary after the execution of the note. Roadzen Inc. shall have the option of paying all interest in cash or PIK. The note can be prepaid at any time without penalty.

[signature page to follow]

The parties intend for this to be a legally binding agreement and each party shall execute all documents required to effectuate the transactions contemplated herein.

Roadzen Inc. Creditor Name: Marco Polo Securities, Inc.

By: /s/ Jean-Noel Gallardo By:/s/ David Snyder

Name: Jean-Noel Gallardo Name: David Snyder

Title: CFO Title: Authorized signatory

Date: July 18, 2024 Date: July 18, 2024

Creditor Name: Pi Capital International LLC

By: /s/ David Snyder

Name: David Snyder

Title: CFO

Date: July 18, 2024